EXHIBIT 3

PROMISSORY NOTES

PROMISSORY NOTE

$2,000,000.00	Little Rock, AR
April 10, 2014

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of Elizabeth Chisum Campbell 1992 Article 4 PDS Trust, in the City of Little Rock, Arkansas, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION & 00/100 ($2,000,000.00) with interest on unpaid principal from the date hereof until paid, at a rate of one and eighty-one one hundredths percent (1.81%) per annum (re. the applicable Federal Rate), determined pursuant to Section 1274(d) of the Internal Revenue Code. Accrued interest is payable annually on each April 10th, beginning April 10, 2015. Such annual payments shall continue until the entire indebtedness is fully paid, except than any remained indebtedness, if not paid sooner, shall be due and payable on April 10, 2023.

Maker shall have the right to pre-pay this debt, in whole or in part, at any time. Each payment shall be applied first to payment of accrued interest and then to a reduction of principal.

If total or partial default be made in the payment of any sums owing hereunder, as the same mature, and the same shall not be cured within 10 days, the entire principal sum and accrued interest shall at once become due and payable without notice at the option of the holder of this note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or if such default be a continuing one.

The Maker, endorsers, sureties, guarantors, and all other persons now or hereafter liable hereon waive presentment, demand for payment, notice of protest, and notice of dishonor, and consent that the owner or holders hereunder shall have the right without notice to deal in any way at any time, with any party hereto, or to grant any such party any extension(s) of time for payment of any said indebtedness, or any other indulgences or forbearances whatsoever, without in any way affecting the personal liability of any party hereunder.

If any provision of this Note is declared invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in the Note to the contrary, in no event shall interest accrue under this Note, before or after maturity at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such excess shall be repaid to the Maker.

If this obligation, after default, is placed in the hands of an attorney for collection, the Maker will be obligated to pay the holder hereof an additional sum, as attorney’s fees, not to exceed 10% of the unpaid principal, plus all accrued interest.

The records of the holder of the Note shall be prima facie evidence of the amount owing under this Note. This Note shall be governed by and construed in accordance with the laws of the State of Arkansas and by applicable federal laws, including without limitation, federal laws which preempt laws of the State of Arkansas related to the rate of interest that may be charged hereunder.

/s/ Robert L. Schulte
Elizabeth Chisum Campbell 2012 Trust
By: Robert L. Schulte - Trustee

PROMISSORY NOTE

$2,000,000.00	Little Rock, AR
April 10, 2014

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of Susan Stephens Campbell 1992 Article 4 PDS Trust, in the City of Little Rock, Arkansas, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION & 00/100 ($2,000,000.00) with interest on unpaid principal from the date hereof until paid, at a rate of one and eighty-one one hundredths percent (1.81%) per annum (re. the applicable Federal Rate), determined pursuant to Section 1274(d) of the Internal Revenue Code. Accrued interest is payable annually on each April 10th, beginning April 10, 2015. Such annual payments shall continue until the entire indebtedness is fully paid, except than any remained indebtedness, if not paid sooner, shall be due and payable on April 10, 2023.

Maker shall have the right to pre-pay this debt, in whole or in part, at any time. Each payment shall be applied first to payment of accrued interest and then to a reduction of principal.

If total or partial default be made in the payment of any sums owing hereunder, as the same mature, and the same shall not be cured within 10 days, the entire principal sum and accrued interest shall at once become due and payable without notice at the option of the holder of this note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or if such default be a continuing one.

The Maker, endorsers, sureties, guarantors, and all other persons now or hereafter liable hereon waive presentment, demand for payment, notice of protest, and notice of dishonor, and consent that the owner or holders hereunder shall have the right without notice to deal in any way at any time, with any party hereto, or to grant any such party any extension(s) of time for payment of any said indebtedness, or any other indulgences or forbearances whatsoever, without in any way affecting the personal liability of any party hereunder.

If any provision of this Note is declared invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in the Note to the contrary, in no event shall interest accrue under this Note, before or after maturity at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such excess shall be repaid to the Maker.

If this obligation, after default, is placed in the hands of an attorney for collection, the Maker will be obligated to pay the holder hereof an additional sum, as attorney’s fees, not to exceed 10% of the unpaid principal, plus all accrued interest.

The records of the holder of the Note shall be prima facie evidence of the amount owing under this Note. This Note shall be governed by and construed in accordance with the laws of the State of Arkansas and by applicable federal laws, including without limitation, federal laws which preempt laws of the State of Arkansas related to the rate of interest that may be charged hereunder.

/s/ Robert L. Schulte
Susan Stephens Campbell 2012 Trust
By: Robert L. Schulte - Trustee

PROMISSORY NOTE

$2,000,000.00	Little Rock, AR
April 10, 2014

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of Craig Dobbs Campbell, Jr. 1992 Article 4 PDS Trust, in the City of Little Rock, Arkansas, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION & 00/100 ($2,000,000.00) with interest on unpaid principal from the date hereof until paid, at a rate of one and eighty-one one hundredths percent (1.81%) per annum (re. the applicable Federal Rate), determined pursuant to Section 1274(d) of the Internal Revenue Code. Accrued interest is payable annually on each April 10th, beginning April 10, 2015. Such annual payments shall continue until the entire indebtedness is fully paid, except than any remained indebtedness, if not paid sooner, shall be due and payable on April 10, 2023.

Maker shall have the right to pre-pay this debt, in whole or in part, at any time. Each payment shall be applied first to payment of accrued interest and then to a reduction of principal.

If total or partial default be made in the payment of any sums owing hereunder, as the same mature, and the same shall not be cured within 10 days, the entire principal sum and accrued interest shall at once become due and payable without notice at the option of the holder of this note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or if such default be a continuing one.

The Maker, endorsers, sureties, guarantors, and all other persons now or hereafter liable hereon waive presentment, demand for payment, notice of protest, and notice of dishonor, and consent that the owner or holders hereunder shall have the right without notice to deal in any way at any time, with any party hereto, or to grant any such party any extension(s) of time for payment of any said indebtedness, or any other indulgences or forbearances whatsoever, without in any way affecting the personal liability of any party hereunder.

If any provision of this Note is declared invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in the Note to the contrary, in no event shall interest accrue under this Note, before or after maturity at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such excess shall be repaid to the Maker.

If this obligation, after default, is placed in the hands of an attorney for collection, the Maker will be obligated to pay the holder hereof an additional sum, as attorney’s fees, not to exceed 10% of the unpaid principal, plus all accrued interest.

The records of the holder of the Note shall be prima facie evidence of the amount owing under this Note. This Note shall be governed by and construed in accordance with the laws of the State of Arkansas and by applicable federal laws, including without limitation, federal laws which preempt laws of the State of Arkansas related to the rate of interest that may be charged hereunder.

/s/ Robert L. Schulte
Craig Dobbs Campbell, Jr. 2012 Trust
By: Robert L. Schulte - Trustee

PROMISSORY NOTE

$2,000,000.00	Little Rock, AR
April 10, 2014

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of W. R. Stephens III 1992 Article 4 PDS Trust, in the City of Little Rock, Arkansas, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION & 00/100 ($2,000,000.00) with interest on unpaid principal from the date hereof until paid, at a rate of one and eighty-one one hundredths percent (1.81%) per annum (re. the applicable Federal Rate), determined pursuant to Section 1274(d) of the Internal Revenue Code. Accrued interest is payable annually on each April 10th, beginning April 10, 2015. Such annual payments shall continue until the entire indebtedness is fully paid, except than any remained indebtedness, if not paid sooner, shall be due and payable on April 10, 2023.

Maker shall have the right to pre-pay this debt, in whole or in part, at any time. Each payment shall be applied first to payment of accrued interest and then to a reduction of principal.

If total or partial default be made in the payment of any sums owing hereunder, as the same mature, and the same shall not be cured within 10 days, the entire principal sum and accrued interest shall at once become due and payable without notice at the option of the holder of this note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or if such default be a continuing one.

The Maker, endorsers, sureties, guarantors, and all other persons now or hereafter liable hereon waive presentment, demand for payment, notice of protest, and notice of dishonor, and consent that the owner or holders hereunder shall have the right without notice to deal in any way at any time, with any party hereto, or to grant any such party any extension(s) of time for payment of any said indebtedness, or any other indulgences or forbearances whatsoever, without in any way affecting the personal liability of any party hereunder.

If any provision of this Note is declared invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in the Note to the contrary, in no event shall interest accrue under this Note, before or after maturity at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such excess shall be repaid to the Maker.

If this obligation, after default, is placed in the hands of an attorney for collection, the Maker will be obligated to pay the holder hereof an additional sum, as attorney’s fees, not to exceed 10% of the unpaid principal, plus all accrued interest.

The records of the holder of the Note shall be prima facie evidence of the amount owing under this Note. This Note shall be governed by and construed in accordance with the laws of the State of Arkansas and by applicable federal laws, including without limitation, federal laws which preempt laws of the State of Arkansas related to the rate of interest that may be charged hereunder.

/s/ Robert L. Schulte
W. R. Stephens III 2012 Trust
By: Robert L. Schulte - Trustee

PROMISSORY NOTE

$2,000,000.00	Little Rock, AR
April 10, 2014

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of Arden Jewell Stephens 1992 Article 4 PDS Trust, in the City of Little Rock, Arkansas, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION & 00/100 ($2,000,000.00) with interest on unpaid principal from the date hereof until paid, at a rate of one and eighty-one one hundredths percent (1.81%) per annum (re. the applicable Federal Rate), determined pursuant to Section 1274(d) of the Internal Revenue Code. Accrued interest is payable annually on each April 10th, beginning April 10, 2015. Such annual payments shall continue until the entire indebtedness is fully paid, except than any remained indebtedness, if not paid sooner, shall be due and payable on April 10, 2023.

Maker shall have the right to pre-pay this debt, in whole or in part, at any time. Each payment shall be applied first to payment of accrued interest and then to a reduction of principal.

If total or partial default be made in the payment of any sums owing hereunder, as the same mature, and the same shall not be cured within 10 days, the entire principal sum and accrued interest shall at once become due and payable without notice at the option of the holder of this note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or if such default be a continuing one.

The Maker, endorsers, sureties, guarantors, and all other persons now or hereafter liable hereon waive presentment, demand for payment, notice of protest, and notice of dishonor, and consent that the owner or holders hereunder shall have the right without notice to deal in any way at any time, with any party hereto, or to grant any such party any extension(s) of time for payment of any said indebtedness, or any other indulgences or forbearances whatsoever, without in any way affecting the personal liability of any party hereunder.

If any provision of this Note is declared invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in the Note to the contrary, in no event shall interest accrue under this Note, before or after maturity at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such excess shall be repaid to the Maker.

If this obligation, after default, is placed in the hands of an attorney for collection, the Maker will be obligated to pay the holder hereof an additional sum, as attorney’s fees, not to exceed 10% of the unpaid principal, plus all accrued interest.

The records of the holder of the Note shall be prima facie evidence of the amount owing under this Note. This Note shall be governed by and construed in accordance with the laws of the State of Arkansas and by applicable federal laws, including without limitation, federal laws which preempt laws of the State of Arkansas related to the rate of interest that may be charged hereunder.

/s/ Robert L. Schulte
Arden Jewell Stephens 2012 Trust
By: Robert L. Schulte - Trustee